Exhibit 10.27

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT AND THE SUPPLEMENTARY AGREEMENT WHICH FOLLOWS, WHICH REDACTED PORTIONS ARE DENOTED BY [****]. A COMPLETE COPY OF THIS AGREEMENT AND THE SUPPLEMENTARY AGREEMENT, INCLUDING THE REDACTED PORTIONS, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Year 2007 Unicom Huasheng - Acorn International Strategic Cooperation Agreement

(January 1, 2007 to March 4, 2007)

Contract No.: PPSY-BD-070108

Party A:        Unicom Huasheng Telecommunication Technology Co., Ltd.

Party B:        Shanghai Acorn Advertising Broadcasting Co., Ltd.

Based on their recognition of the concept of common market and upon friendly negotiation, Party A and Party B hereby determine to carry out a joint promotion for the sale of Party A’s products; in accordance with the Advertisement Administration Regulations of the State Council and relevant provisions, Party A will make advertisement at Party B’s media advertising time as a starting point; based on equality, free will and mutual negotiation, Party A and Party B agree as follows for their mutual compliance:

1.	Method of Cooperation and Advertising

1.1	Contents of Advertisement

Name of cooperator:	Unicom Huasheng Telecommunication Technology Co., Ltd.
Name of product:	Advertisement of “Healthy Network C, Free Mobile Phone” and “Dual Networks and Dual Numbers Available”
Duration:	nine weeks from January 1, 2007 to March 4, 2007;

1.2

Party B’s phone number will be publicized before the end of the advertisement for telephone shopping of such product at such region as designated by Party A; in order to keep the consistency of Party A’s image, no trade name of Party B will come out in the course of advertisement and telephone shopping and only the trade names of Unicom and Unicom Huasheng will appear; Party A will grant Party B an authorization from Party A and Party A’s higher company to make advertisement;

1.3	Products to be sold, settlement method and designated sales region will be otherwise agreed to by the parties;

1.4	Media, length, time, number of days and price of advertisement

Media:	as set forth in Appendix 1
Length:	five minutes
Number of days: nine weeks (63 days)

Including:

one week from January 1 to January 7, daily amount of RMB[****], and RMB[****] in total;

one week from January 8 to January 14, daily amount of RMB[****] and RMB[****] in total;

four weeks from January 15 to February 11, daily amount of RMB[****] and RMB[****] in total;

three weeks from February 12 to March 4, daily amount of RMB[****] and RMB[****] in total;

Time:            as set forth in Appendix 1

The total advertising fee is RMB[****] yuan

1.5

This media advertising plan will be implemented on a weekly basis under the general contract and the advertisement may be placed everyday for different number of times; advertisement placed every week will be based on the weekly media schedule provided by Party B three days before the placement;

1.6

In case of any delay in the placement of advertisement due to review by each TV station of the advertisement and periodicity of placement, Party B may postpone the placement provided that the total amount of placing time is not affected;

1.7	Provision of demo video tapes: Party A shall provide Party B with the video tapes and placement schedule seven working days before the proposed date of placement.

2.	Contract Price and Method of Payment:

2.1	The total advertising fee payable hereunder is RMB[****] (all taxes inclusive).

2.2

Method of payment: Party A shall prepay to Party B 60% of the total contract price, i.e., RMB[****], before January 15, 2007; after the end of the entire placement, Party B shall provide Party A with an analysis of the advertising effect. Party A shall pay to Party B the remaining advertising fee in an amount of RMB[****] within seven working days from Party B’s provision of a monitoring report from a third party (CCTV or Nielsen);

2.3

Party A shall make payment by bank remittance to a bank account designated by Party B. Party A and Party B shall settle the payment within ten working days from the end of placement for the first four weeks and the next five weeks respectively and based no the actual situation of media broadcasting. Any overcharge in the advertising fee will be returned and shortage will be made up. Party B shall issue a specific invoice for advertisement placement at the time of settlement.

2.4	Party B’s account name:	Shanghai Acorn Advertising Broadcasting Co., Ltd.
	Bank:	Bank of Communications, Caohejing Sub-branch
	Account No:	310066632-018004663524

2.5	Party B shall promptly give Party A a formal written notice of any change in its account number and be liable for any losses incurred therefrom.

3.	Party A’s Rights and Obligations

3.1	During the contract term, Party A has the right to require Party B to place advertisement designated by Party A at such channel and time as provided herein;

3.2

Party B shall not use in whatever form the contents of advertisement provided by Party A for any commercial purpose without Party A’s written consent. Party A exclusively owns the copyright of the video tapes provided to Party B, whether or not Party B has made any amendment or deletion;

3.3

The video tapes (demos) provided by Party A shall meet the technical standards required for placing advertisement. The contents (including words and pictures) of the advertisement shall be sound and comply with laws and regulations of the State and just customs;

3.4	Party A shall notify Party B of the placement schedule seven working days in advance;

3.5	Party A shall ensure that its advertisement will not infringe the copyright, portraiture right or any other right of a third party;

3.6	Party A shall pay to Party B the advertising fee hereunder in such a manner and at such time as provided herein;

3.7

Upon the expiration of the cooperation term, priority shall be given to Party A for the purchase of relevant advertising time hereunder. The parties shall negotiate their cooperation issues following the expiration of the contract term within three weeks before the end of the contract term.

4.	Party B’s Rights and Obligations

4.1

Party B has the right to review the video tapes (demos) submitted by Party A. If Party B considers that any contents of the advertisement is in violation of any law or regulation of the State or just customs, it shall promptly notify Party A thereof and require amendment to be made. If Party B has not raised any objection within [illegible] days after Party A has submitted the video tapes (demos) to Party B, Party B shall be deemed to have accepted the contents of the advertisement;

4.2

Party B shall undertake to place Party A’s advertisement at such channel and time as provided herein. The contents of the advertisement shall be consistent with those of the video tapes (demos). Party B shall not make any amendment or deletion without Party A’s written consent;

4.3

Party B shall place the program at such channel and time as agreed to between the parties (any delayed or earlier placement within 30 minutes will be deemed as normal). Any delayed or earlier placement within 60 minutes due to important programs or special publicity activities will also be deemed as normal, provided that Party B shall present a formal written notice issued by the TV station, in which circumstance, no compensation may be made. In case of a wrong or missed placement due to reasons attributable to Party B, Party B shall make compensation based on the principle of one additional placement for each wrong or missed one. All deductions and additional placement provided for above shall be done during the term hereof;

4.4

If any failure to place Party A’s advertisement is due to program adjustment of the TV station/channel or occurrence of serious political event, Party B shall give Party A a formal written notice either three working days before the proposed placement or within three working days after the proposed placement and arrange another placement at nearby time period;

4.5	Party B shall submit to Party A a placement schedule for the following week and a placement report for the previous week before each Thursday;

4.6

Party B has the right to require Party A to make full and timely payment of the advertising fee. If Party A fails to pay to Party B the advertising fee in a full and timely manner, Party B has the right to suspend the placement from the first date of the following calender week;

4.7	During the contract term, Party B may not require any increase in the advertising fee or adjustment to the advertising time periods for whatever reason without Party A’s written consent.

5.	Termination of this Agreement

5.1	Party A has the right to terminate this Agreement unilaterally if:

(1)	Party B fails to place Party A’s advertisement as required by Party A; or

(2)	Party B makes unauthorized deletion or amendment to Party A’s advertisement without Party A’s written consent.

5.2	Party B has the right to terminate this Agreement unilaterally if:

(1)	the contents of Party A’s advertisement are in violation of any law or regulation of the State and Party A refuses to make rectification as required by Party B; or

(2)	Party A fails to pay the advertising fee in a full and timely manner and such failure continues after Party B requires rectification.

5.3	Either party shall give the other a five-working-day prior written notice if it intends to terminate this Agreement.

5.4	Except for the above circumstances, each party shall strictly perform this Agreement and neither of them may terminate this Agreement unilaterally.

6.	Liability for Breach of Contract

6.1	Party A shall assume legal liabilities for any violation of laws or administrative regulations of the State by its advertisement;

6.2

Party B shall pay to Party A 1% of the total contract price of the then current month as liquidated damages in case of a wrong or missed placement of Party A’s advertisement by Party B and Party B’s refusal to make compensation as provided in Article 4.3 hereof;

6.3	If Party A delays its payment of the advertising fee without Party B’s consent, it shall pay to Party B 1% of the amount payable for every day in delay as liquidated damages;

6.4	In case of any other breach by either party, it shall compensate the other against any losses the other may incur therefrom.

7.	Dispute Resolution

Dispute arising from the performance of this Agreement shall be settled through negotiation between the parties. If no settlement could be reached, a lawsuit may be brought to the People’s Court at the place where the plaintiff is located.

8.	Effectiveness of this Agreement and Others

1.	This Agreement shall take effect after it is signed and affixed seals by the parties;

2.	The body text of this Agreement and Appendix 1 shall constitute the entire agreement;

3.	This Agreement shall be made in four counterparts and each party shall hold two of them with the same legal effect;

4.

None of the parties may disclose the contents of this Agreement to a third party without the consent of both parties, except that such disclosure is required by laws and regulations or a securities regulatory authority, accounting firm, auditing firm or law firm;

5.	Anything uncovered hereunder shall be settled between Party A and Party B through negotiation with a supplementary agreement to be entered into.

Party A:	Unicom Huasheng Telecommunication Technology Co., Ltd. (Seal)

Address:
Authorized Representative:
Date: January 24, 2007

Party B:	Shanghai Acorn Advertising Broadcasting Co., Ltd. (Seal)

Address: 12/F Xinyin Tower, 888 Yishan Road, Shanghai
Authorized Representative:
Date: January 10, 2007

Summary of First Quarter Advertisement Placement Plan of China Unicom

Date	Week	Actual Number of Days	Average Daily Amount		Total Media Amount
January 1 to January 7	One week	7	RMB	[****]	RMB	[****]
January 8 to January 14	One week	7	RMB	[****]	RMB	[****]
January 15 to February 11	Four weeks	28	RMB	[****]	RMB	[****]
February 12 to March 4	Three weeks	21	RMB	[****]	RMB	[****]

January to February Unicom Advertisement Placement In Total:					RMB	[****]

Media Placement Plan (January 1, 2007 - January 8, 2007, One Week)

No.	Media	Air Time/Length	Week	Broadcasting Content	Weekly Air Time Length	Unit Media Price	Weekly Media Cost
1	CCTV-7	11:35	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
2	CCTV-7	0:58-1:53	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
3	CCTV-11	12:05	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
4	CCTV-11	16:00	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
5	CCTV-11	22:50	1/2/5/6/7/	C2 5	25	[****]	[****]
6	CCTV-11	23:55	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
7	CCTV-11	12:00–20:00	1/2/3/4/5/6/7	C1 1	70	[****]	[****]
8	CCTV-Children Channel	16:30–23:00	1/2/3/4/5/6/7	C1 1	42	[****]	[****]
9	Phoenixtv Satellite (Film)	11:50	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
10	Phoenixtv Satellite (Film)	20:45	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
11	Phoenixtv Satellite (Film)	22:40	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
12	Phoenixtv Satellite (Film)	0:45	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
13	Xingkong Satellite TV	16:20	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
14	CHANNEL V	17:20	1/2/3/4/5/	C2 5	25	[****]	[****]
15	Hunan Satellite TV	15:30	1/2/3/4/5/6/7	C2 4	35	[****]	[****]
16	Hunan Satellite TV	2:10	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
17	Liaoning Satellite TV	12:00	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
18	Liaoning Satellite TV	16:00	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
19	Shandong Satellite TV	14:36	1/2/3/4/5/6/7	C2 4	35	[****]	[****]
20	Chongqing Satellite TV	16:52	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
21	Guangxi Satellite TV	7:40	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
22	Jiangxi Satellite TV	9:50	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
23	Jiangxi Satellite TV	14:22	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
24	Guangdong Satellite TV	17:00	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
25	Heilongjiang Satellite TV	12:50	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
26	Hebei Satellite TV	16:25	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
27	Travel Satellite TV	16:35	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
28	Xinjiang Satellite TV	18:30	1/3/4/5/6/7	C2 5	30	[****]	[****]
29	Shenzen Satellite TV	7:15	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
30	Xizang Satellite TV	22:50	1/2/3/4/5/6/7	C2 5	35	[****]	[****]

	Total:				1067		[****]

Media Placement Plan (January 8, 2007 - January 14, 2007, One Week)

No.	Media	Air Time/Length	Week	Broadcasting Content	Weekly Air Time Length	Unit Media Price	Weekly Media Cost
1	CCTV-7	11:35	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
3	CCTV-11	12:05	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
4	CCTV-11	16:00	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
5	CCTV-11	22:50	1/2/5/6/7/	C2 5	25	[****]	[****]
6	CCTV-11	23:55	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
7	CCTV-11	12:00–20:00	1/2/3/4/5/6/7	C1 1	70	[****]	[****]
8	CCTV-Children Channel	16:30–23:00	1/2/3/4/5/6/7	C1 1	42	[****]	[****]
9	Phoenixtv Satellite (Film)	11:50	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
10	Phoenixtv Satellite (Film)	20:45	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
11	Phoenixtv Satellite (Film)	22:40	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
12	Phoenixtv Satellite (Film)	0:45	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
13	Xingkong Satellite TV	16:20	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
14	CHANNEL V	17:20	1/2/3/4/5/	C2 5	25	[****]	[****]
15	Hunan Satellite TV	15:30	1/2/3/4/5/6/7	C2 4	35	[****]	[****]
17	Liaoning Satellite TV	12:00	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
18	Liaoning Satellite TV	16:00	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
19	Shandong Satellite TV	14:36	1/2/3/4/5/6/7	C2 4	35	[****]	[****]
20	Chongqing Satellite TV	16:52	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
22	Jiangxi Satellite TV	9:50	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
23	Jiangxi Satellite TV	14:22	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
24	Guangdong Satellite TV	17:00	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
25	Heilongjiang Satellite TV	12:50	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
26	Hebei Satellite TV	16:25	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
27	Travel Satellite TV	16:35	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
28	Xinjiang Satellite TV	18:30	1/3/4/5/6/7	C2 5	30	[****]	[****]
30	Xizang Satellite TV	22:50	1/2/3/4/5/6/7	C2 5	35	[****]	[****]

	Total				927		[****]

Media Placement Plan (January 15, 2007 - February 11, 2007, Four Weeks)

No.	Media	Air Time/Length	Week	Broadcasting Content	Weekly Air Time Length	Unit Media Price	Weekly Media Cost
1	CCTV-7	11:35	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
2	CCTV-11	12:05	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
3	CCTV-11	16:00	1/2/3/4/5/6/7	C1 5	35	[****]	[****]
4	CCTV-11	22:50	1/2/5/6/7/	C2 5	25	[****]	[****]
6	CCTV-11	12:00–20:00	1/2/3/4/5/6/7	C1 1	70	[****]	[****]
7	CCTV-Children Channel	16:30–23:00	1/2/3/4/5/6/7	C1 1	70	[****]	[****]
8	Phoenixtv Satellite (Film)	11:50	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
9	Phoenixtv Satellite (Film)	20:45	1/2/3/4/5/6/7	C1 5	35	[****]	[****]
10	Phoenixtv Satellite (Film)	22:40	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
11	Phoenixtv Satellite (Film)	0:45	1/2/3/4/5/6/7	C1 5	35	[****]	[****]
12	Xingkong Satellite TV	16:20	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
13	CHANNEL V	17:20	1/2/3/4/5/	C2 5	25	[****]	[****]
14	Hunan Satellite TV	15:30	1/2/3/4/5/6/7	C2 4	35	[****]	[****]
15	Liaoning Satellite TV	12:00	1/2/3/4/5/6/7	C1 4+C2 1	35	[****]	[****]
16	Liaoning Satellite TV	17:00	1/2/3/4/5/6/7	C1 4+C2 1	35	[****]	[****]
17	Shandong Satellite TV	0:00	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
18	Henan Satellite TV	12:25	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
19	Chongqing Satellite TV	16:52	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
20	Sichuan Satellite TV	12:30	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
22	Guangdong Satellite TV	17:00	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
23	Heilongjiang Satellite TV	12:50	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
24	Hebei Satellite TV	10:30	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
25	Hebei Satellite TV	16:25	1/2/3/4/5/6/7	C1 4+C2 1	35	[****]	[****]
26	Travel Satellite TV	16:35	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
27	Xinjiang Satellite TV	11:05	1/2/3/4/5/6/7	C1 4+C2 1	35	[****]	[****]
28	Xinjiang Satellite TV	16:15	1/3/4/5/6/7	C2 4+C1 1	30	[****]	[****]
29	Xinjiang Satellite TV	18:30	1/3/4/5/6/7	C1 4+C2 1	30	[****]	[****]
30	Xizang Satellite TV	22:50	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]

	Total				1020		[****]

Media Placement Plan (February 12, 2007 - March 04, 2007, Three Weeks)

No.	Media	Air Time/Length	Week	Broadcasting Content	Weekly Air Time Length	Unit Media Price	Weekly Media Cost
1	CCTV-6	12:00	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
2	CCTV-7	11:35	1/2/3/4/5/6/7	C1 5	35	[****]	[****]
3	CCTV-8	18:00	1/2/3/4/5/6/7	C2 4	28	[****]	[****]
4	CCTV-7	23:07	1/2/3/4/5/6/7	C2 4	28	[****]	[****]
5	CCTV-11	10:40	1/2/3/4/5/6/7	C1 5	35	[****]	[****]
6	CCTV-11	12:05	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
7	CCTV-11	16:00	1/2/3/4/5/6/7	C1 5	35	[****]	[****]
8	CCTV-11	22:50	1/2/5/6/7/	C2 5	25	[****]	[****]
9	CCTV-11	23:55	1/2/3/4/5/6/7	C1 5	35	[****]	[****]
10	CCTV-11	12:00–20:00	1/2/3/4/5/6/7	C1 1	105	[****]	[****]
11	CCTV-Children Channel	16:30–23:00	1/2/3/4/5/6/7	C1 1	70	[****]	[****]
12	Phoenixtv Satellite (Film)	9:50	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
13	Phoenixtv Satellite (Film)	13:20	1/2/3/4/5/6/7	C1 5	35	[****]	[****]
14	Phoenixtv Satellite (Film)	11:50	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
15	Phoenixtv Satellite (Film)	20:45	1/2/3/4/5/6/7	C1 5	35	[****]	[****]
16	Phoenixtv Satellite (Film)	22:40	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
17	Phoenixtv Satellite (Film)	0:45	1/2/3/4/5/6/7	C1 5	35	[****]	[****]
18	Xingkong Satellite TV	16:20	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
19	CHANNEL V	17:20	1/2/3/4/5/	C2 5	25	[****]	[****]
20	Hunan Satellite TV	15:30	1/2/3/4/5/6/7	C2 4	28	[****]	[****]
21	Liaoning Satellite TV	12:00	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
22	Liaoning Satellite TV	16:00	1/2/3/4/5/6/7	C1 4+C2 1	35	[****]	[****]
23	Liaoning Satellite TV	17:00	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
24	Shandong Satellite TV	0:00	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
25	Henan Satellite TV	12:25	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
26	Zhejiang Satellite TV	7:25	1/2/3/4/5/6/7	C1 4+C2 1	35	[****]	[****]
27	Zhejiang Satellite TV	12:55	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
28	Dragon TV	8:55	1/2/3/4/5/	C2 5	25	[****]	[****]
29	Dragon TV	16:56	1/2/3/4/5/	C2 4	20	[****]	[****]
30	Sichuan Satellite TV	16:11	1/2/3/4/5/6/7	C1 4+C2 1	35	[****]	[****]
31	Sichuan Satellite TV	12:30	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
32	Jiangxi Satellite TV	14:22	1/2/3/4/5/6/7	C2 5+C1 5	70	[****]	[****]
33	Guangdong Satellite TV	17:00	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
34	Shenzhen Satellite TV	15:00	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
35	Heilongjiang Satellite TV	12:50	1/2/3/4/5/6/7	C1 4+C2 1	35	[****]	[****]
36	Heilongjiang Satellite TV	23:50	1/2/3/4/5/6/7	C1 4+C2 1	35	[****]	[****]
37	Hebei Satellite TV	16:25	1/2/3/4/5/6/7	C2 5+C1 5	70	[****]	[****]
38	Tourism Satellite TV	11:15	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
39	Tourism Satellite TV	13:15	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
40	Tourism Satellite TV	16:35	1/2/3/4/5/6/7	C2 5+C1 5	70	[****]	[****]
41	Shandong Education Satellite TV	23:20	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
42	Qinghai Satellite TV	12:30	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
43	Qinghai Satellite TV	23:35	1/2/3/4/5/6/7	C2 5+C1 5	70	[****]	[****]
44	Ningxia Satellite TV	13:10	1/2/3/4/5/6/7	C1 4+C2 1	35	[****]	[****]
45	Ningxia Satellite TV	17:46	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
46	Xinjiang Satellite TV	11:05	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
47	Xinjiang Satellite TV	16:15	1/3/4/5/6/7	C1 4+C2 1	30	[****]	[****]
48	Xinjiang Satellite TV	18:30	1/3/4/5/6/7	C2 4+C1 1	30	[****]	[****]
49	Xizang Satellite TV	21:30	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]
50	Xizang Satellite TV	22:50	1/2/3/4/5/6/7	C2 4+C1 1	35	[****]	[****]

	Total				1919		[****]

Supplementary Agreement (I)

To Year 2007 Unicom Huasheng - Acorn International Strategic Cooperation Agreement

Between Unicon Huasheng and Acorn International

Contract No.: PPSY-BD-070208

Party A:     Unicon Huasheng Telecommunication Technology Co., Ltd.

Party B:     Shanghai Acorn Advertising Broadcasting Co., Ltd.

Pursuant to the Year 2007 Unicom Huasheng - Acorn International Strategic Cooperation Agreement between Party A and Party B (contract no.: PPSY-BD-070108, hereinafter referred to as the “Original Agreement”), the Parties have done some publicity work with respect to their joint promotion of Party A’s products. In view of the market situation at present, after friendly consultation in the spirit of cooperation, the Parties agree to comply with the following amendments to the Original Agreement:

I. Amendment Regarding Media Advertising:

1. Clause 4 of Article 1 in the Original Agreement, which states that “…three weeks from February 12 to March 4, daily amount of RMB[****] and RMB[****] in total” shall be modified and shall read as follows: “…in the three weeks from February 12 to March 4, the weekly advertising time shall be 3,125 minutes, and the weekly advertising fee shall be RMB[****], totaling [****];

2. The amended weekly media advertising plan is attached to this Supplementary Agreement.

3. In consideration of the increase in advertising time, Party A shall pay to Party B an advertising fee of RMB[****] in addition to the original advertising fee under the Original Agreement.

II. Method of Payment and Invoice

1. Method of Payment. Payments shall be paid in advance. This is to say that Party B shall invoice Party A prior to February 12, 2007, and Party A shall pay the advertising fee of [****] in full by wiring the money to the following account designated by Party B:

Party B’s account name:	Shanghai Acorn Advertising Broadcasting Co., Ltd.
Bank:	Bank of Communications, Caohejing Sub-branch
Account No:	310066632-018004663524

–  Page 1 of 2  –

2. Party B shall promptly advise Party A in writing of any change of Party B’s account number. Any loss resulting therefrom shall be borne by Party B.

III. Effectiveness and Other Provisions

1. This agreement shall enter into effect after the Parties have signed their names on or affixed their seals to it. This Agreement shall have four counterparts of equal legal effect and each party shall hold two of them.

2. The main body of this agreement, as well as its attachment, supplement the Original Agreement between the Parties and they form an entire and complete document together with the Original Agreement.

3. Without the consent of both Parties, neither shall disclose the contents of this Agreement to any third party, except when required to do so by relevant laws, the relevant tax authorities, administrations for industry and commerce, and securities regulatory authorities, or the relevant auditing firms, law firms, or accounting firms.

4. In the event of any conflict between this Agreement and the Original Agreement, this Supplementary Agreement shall prevail. Matters not covered herein shall be governed by the Original Agreement.

Party A: Unicom Huasheng Telecommunication Technology Co., Ltd. (Seal)

Address:
Authorized Representative:
Date:

Party B: Shanghai Acorn Advertising Broadcasting Co., Ltd. (Seal)

Address:        12th Floor, Xinyin Mansion, 888 Yishan Road, Shanghai

Authorized Representative:

Date:

–  Page 2 of 2  –

Media Placement Plan (February 12, 2007 - March 04, 2007, Three Weeks)

No.	Media	Air Time/Length	Week	Broadcasting Content	Weekly Air Time Length	Unit Media Price	Weekly Media Cost
1	CCTV-6	2:00	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
3	CCTV-7	11:35	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
4	CCTV-8	18:00	1/2/3/4/5/6/7	C2 4	28	[****]	[****]
5	CCTV-9	23:07	1/2/3/4/5/6/7	C2 5	28	[****]	[****]
6	CCTV-11	10:40	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
7	CCTV-11	12:05	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
8	CCTV-11	16:00	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
9	CCTV-11	22:50	1/2/5/6/7/	C2 5	25	[****]	[****]
10	CCTV-11	23:55	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
11	CCTV-11	12:00–20:00	1/2/3/4/5/6/7	C2 1	105	[****]	[****]
12	CCTV-Children Channel	16:30–23:00	1/2/3/4/5/6/7	C2 1	70	[****]	[****]
13	Phoenixtv Satellite (Film)	9:50	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
14	Phoenixtv Satellite (Film)	13:20	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
15	Phoenixtv Satellite (Film)	11:50	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
16	Phoenixtv Satellite (Film)	20:45	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
17	Phoenixtv Satellite (Film)	22:40	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
18	Phoenixtv Satellite (Film)	0:45	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
19	Xingkong Satellite TV	16:20	1/2/3/4/5/6/7	C2 5	35	[****]	[****]
20	Sunshine Satellite TV	9:40	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
21	Sunshine Satellite TV	11:40	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
22	Sunshine Satellite TV	13:50	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
23	Sunshine Satellite TV	17:00	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
24	Jiangsu Satellite TV	12:55	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
25	Jiangsu Satellite TV	8:00	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
26	Hunan Satellite TV	15:30	1/2/3/4/5/6/7	C2 LG 4	28	[****]	[****]
27	Hunan Satellite TV	2:00	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
28	Liaoning Satellite TV	12:00	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
29	Liaoning Satellite TV	16:00	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
30	Liaoning Satellite TV	17:00	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
31	Liaoning Satellite TV	18:00	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
32	Liaoning Satellite TV	19:00	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
33	Shandong Satellite TV	0:00	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
34	Henan Satellite TV	12:25	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
36	Zhejiang Satellite TV	0:20	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
37	Dragon TV	8:55	1/2/3/4/5/	C2 LG 5	25	[****]	[****]
38	Dragon TV	16:56	1/2/3/4/5/	C2 LG 4	20	[****]	[****]
39	Dragon TV	10:56	1/2/3/4/5/	C2 LG 4	20	[****]	[****]
40	Chongqing Satellite TV	16:52	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
41	Chongqing Satellite TV	14:00	1/2/3/4/5/6/7	C2 LG 4	28	[****]	[****]
42	Chongqing Satellite TV	15:00	1/2/3/4/5/6/7	C2 LG 4	28	[****]	[****]
43	Sichuan Satellite TV	16:11	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
44	Sichuan Satellite TV	12:30	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
45	Sichuan Satellite TV	0:21	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
46	Dongnan Satellite TV	14:30	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
47	Jiangxi Satellite TV	14:22	1/2/3/4/5/6/7	C2 LG 5+C2 LG 5	70	[****]	[****]
48	Jiangxi Satellite TV	9:30	1/2/3/4/5/6/7	C2 LG 5+C2 LG 5	70	[****]	[****]
49	Jiangxi Satellite TV	10:30	1/2/3/4/5/6/7	C2 LG 5+C2 LG 5	70	[****]	[****]
50	Guangdong Satellite TV	17:00	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
52	Shenzhen Satellite TV	15:00	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
53	Shenzhen Satellite TV	8:20	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
55	Heilongjiang Satellite TV	12:50	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
56	Heilongjiang Satellite TV	23:50	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
57	Hebei Satellite TV	16:25	1/2/3/4/5/6/7	C2 LG 5+C2 LG 5	70	[****]	[****]
58	Hebei Satellite TV	23:40	1/2/3/4/5/6/8	C2 LG 5+C2 LG 5	70	[****]	[****]
59	Hebei Satellite TV	10:25	1/2/3/4/5/6/8	C2 LG 5+C2 LG 5	70	[****]	[****]
60	Tourism Satellite TV	11:15	1/2/3/4/5/6/7	C2 LG 5+C2 LG 5	70	[****]	[****]

No.	Media	Air Time/Length	Week	Broadcasting Content	Weekly Air Time Length	Unit Media Price	Weekly Media Cost
61	Tourism Satellite TV	13:15	1/2/3/4/5/6/7	C2 LG 5+C2 LG 5	70	[****]	[****]
62	Tourism Satellite TV	16:35	1/2/3/4/5/6/7	C2 LG 5+C2 LG 5	70	[****]	[****]
63	Hubei Satellite TV	23:40	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
64	Qinghai Satellite TV	12:30	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
65	Qinghai Satellite TV	23:35	1/2/3/4/5/6/7	C2 LG 5+C2 LG 5	70	[****]	[****]
66	Qinghai Entertainment Satellite TV	11:35	1/2/3/4/5/6/7	C2 LG 5+C2 LG 5	70	[****]	[****]
67	Qinghai Entertainment Satellite TV	13:25	1/2/3/4/5/6/7	C2 LG 5+C2 LG 5	70	[****]	[****]
68	Qinghai Entertainment Satellite TV	14:05	1/2/3/4/5/6/7	C2 LG 5+C2 LG 5	70	[****]	[****]
69	Ningxia Satellite TV	13:10	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
70	Ningxia Satellite TV	17:46	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
71	Ningxia Satellite TV	11:53	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
72	Ningxia Satellite TV	9:00	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
73	Xinjiang Satellite TV	11:05	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
74	Xinjiang Satellite TV	16:15	1/3/4/5/6/7	C2 LG 5	30	[****]	[****]
75	Xinjiang Satellite TV	18:30	1/3/4/5/6/7	C2 LG 5	30	[****]	[****]
76	Xinjiang Satellite TV	12:55	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
77	Xizang Satellite TV	21:30	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
78	Xizang Satellite TV	22:25	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
79	Xizang Satellite TV	22:50	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]
80	Zhujiang Channel	15:43	1/2/3/4/5/6/7	C2 LG 5	35	[****]	[****]

	Total:				3125		[****]